UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 28, 2020

Live Oak Acquisition Corp.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-39280 (Commission File Number)	82-1924518 (I.R.S. Employer Identification Number)

774A Walker Rd. Great Falls, Virginia (Address of principal executive offices)	22066 (Zip code)

(901) 685-2865
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	LOAK.U	The New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	LOAK	The New York Stock Exchange
Warrants, each exercisable for one share of Class A Common Stock for $11.50 per share	LOAK WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On December 28, 2020, Live Oak Acquisition Corp. (the “Company”) held a virtual special meeting (the “Special Meeting”) in connection with the proposed business combination (the “Business Combination”) of the Company and Meredian Holdings Group, Inc., doing business as Danimer Scientific (“Danimer”), as described in the proxy statement/prospectus filed by the Company with the SEC on December 16, 2020 (the “Proxy Statement”) and incorporated herein by reference. Present at the Special Meeting were holders of 11,954,778 shares of the Company’s Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”) and 5,000,000 shares of the Company’s Class B Common Stock, par value $0.0001 per share (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”), in person (online) or by proxy, representing 67.82% of the voting power of the Common Stock as of December 7, 2020, the record date for the Special Meeting (the “Record Date”), and constituting a quorum for the transaction of business. As of the Record Date, there were 20,000,000 shares of Class A Common Stock and 5,000,000 shares of Class B Common Stock issued and outstanding.

At the Special Meeting, the Company’s stockholders approved the Business Combination Proposal, the Charter Amendment Proposal (including each sub-proposal), the Election of Directors Proposal, the NYSE Proposal, the Equity Incentive Plan Proposal, the Employee Stock Purchase Plan Proposal and the Adjournment Proposal, in each case as defined and described in greater detail in the Proxy Statement.

The approval of the Business Combination Proposal, the NYSE Proposal, the Equity Incentive Plan Proposal, the Employee Stock Purchase Plan Proposal and the Adjournment Proposal required the affirmative vote of the majority of the votes cast by holders of shares of the Class A Common Stock and Class B Common Stock, voting as a single class, represented at the Special Meeting in person or by proxy. The approval of the Charter Amendment Proposal (including each sub-proposal) required the affirmative vote of the holders of a majority of the Company’s outstanding shares of Class A Common Stock and Class B Common Stock, voting as a single class, entitled to vote thereon at the Special Meeting. The approval of the election of each director nominee pursuant to the Election of Directors Proposal required the affirmative vote of the holders of a plurality of the outstanding shares of Class A Common Stock entitled to vote and actually cast thereon at the Special Meeting. The Business Combination Proposal, the Charter Amendment Proposal (including each sub-proposal), the Election of Directors Proposal, the NYSE Proposal, the Equity Incentive Plan Proposal, the Employee Stock Purchase Plan Proposal and the Adjournment Proposal each received a sufficient number of votes for approval.

Set forth below are the final voting results for the Business Combination Proposal, the Charter Amendment Proposal, the Election of Directors Proposal, the NYSE Proposal, the Equity Incentive Plan Proposal, the Employee Stock Purchase Plan Proposal and the Adjournment Proposal:

Business Combination Proposal

The Business Combination Proposal was approved. The voting results of the shares of the Common Stock were as follows:

For	Against	Abstentions
16,933,154	800	20,824

The Charter Amendment Proposal

The Charter Amendment Proposal was approved. The voting results of the shares of the Common Stock for each of the sub-proposals were as follows:

(a)	To change the Company’s name to “Danimer Scientific, Inc.”:

For	Against	Abstentions
16,934,154	800	19,824

(b)	To revise the Company’s purpose:

For	Against	Abstentions
16,932,582	800	21,396

(c)	To increase the number of authorized shares to 210,000,000 shares consisting of (i) 200,000,000 shares of Class A Common Stock and (ii) 10,000,000 shares of preferred stock:

For	Against	Abstentions
16,923,911	1,520	29,347

(d)	To remove the business combination requirements:

For	Against	Abstentions
16,926,206	823	27,749

(e)	To revise the choice of forum provision:

For	Against	Abstentions
16,925,657	800	28,321

(f)	To add the supermajority voting provisions:

For	Against	Abstentions
14,853,733	2,070,704	30,341

(g)	To remove the provision renouncing the corporate opportunity doctrine:

For	Against	Abstentions
16,921,377	800	32,601

(h)	To remove the provisions providing for a classified board of directors:

For	Against	Abstentions
16,923,100	886	30,792

(i)	To approve all other changes.

For	Against	Abstentions
16,924,929	1,181	28,668

The Election of Directors Proposal

The election of each director nominee pursuant to the Election of Directors Proposal was approved. The voting results of the shares of the Common Stock for the director nominees were as follows:

Stephen E. Croskrey

For	Withheld
16,935,066	19,712

John P. Amboian

For	Withheld
16,769,274	185,504

Richard J. Hendrix

For	Withheld
16,935,069	19,709

Christy Basco

For	Withheld
16,926,566	28,212

Phillip Gregory Calhoun

For	Withheld
16,935,069	19,709

Gregory Hunt

For	Withheld
16,935,069	19,709

Dr. Isao Noda

For	Withheld
16,927,069	27,709

Stuart Pratt

For	Withheld
14,694,081	2,260,697

The NYSE Proposal

The NYSE Proposal was approved. The voting results of the shares of the Common Stock were as follows:

For	Against	Abstentions
16,191,255	3,600	31,923

The Equity Incentive Plan Proposal

The Equity Incentive Plan Proposal was approved. The voting results of the shares of the Common Stock were as follows:

For	Against	Abstentions
16,916,417	5,735	32,626

The Employee Stock Purchase Plan Proposal

The Employee Stock Purchase Plan Proposal was approved. The voting results of the shares of the Common Stock were as follows:

For	Against	Abstentions
16,922,309	4,101	28,368

The Adjournment Proposal

The Adjournment Proposal was approved. The voting results of the shares of the Common Stock were as follows:

For	Against	Abstentions
14,856,855	2,067,993	29,930

Item 7.01.	Regulation FD Disclosure.

The Company and Danimer expect the Business Combination and related transactions (the “Proposed Transactions”) to close on December 29, 2020. On December 30, 2020, the combined company’s common stock and warrants are expected to commence trading on the New York Stock Exchange under the new ticker symbols “DNMR” and “DNMR WS,” respectively.

Important Information and Where to Find It

In connection with the Proposed Transactions, the Company has filed a registration statement on Form S-4 (the “Registration Statement”) with the Securities and Exchange Commission (“SEC”), which includes a proxy statement distributed to holders of the Company’s common stock and a prospectus relating to the offer of the securities to be issued to Danimer’s stockholders in connection with the Proposed Transactions. Investors and security holders and other interested parties are urged to read the Proxy Statement, and any amendments thereto and any other documents filed with the SEC carefully and in their entirety because they contain important information about the Company, Danimer and the Proposed Transactions. Investors and security holders may obtain free copies of the Proxy Statement and other documents filed with the SEC by the Company through the website maintained by the SEC at http://www.sec.gov, or by directing a request to: Live Oak Acquisition Corp., 774A Walker Rd., Great Falls, VA 22066.

Participants in the Solicitation

The Company and Danimer and their respective directors and certain of their respective executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the Proposed Transactions. Information about the directors and executive officers of the Company and Danimer is set forth in the Registration Statement. Stockholders, potential investors and other interested persons should read the Registration Statement carefully before making any voting or investment decisions. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements

This Current Report on Form 8-K includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the Company’s and Danimer’s ability to consummate the Proposed Transactions; the expected timing of completion of the Proposed Transactions and the timing of the expected commencement of the trading of the combined company’s Common Stock and Warrants on the New York Stock Exchange. These statements are based on various assumptions and on the current expectations of Danimer’s and the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Danimer and the Company. These forward looking statements are subject to a number of risks and uncertainties, including general economic, financial, legal, political and business conditions and changes in domestic and foreign markets; the potential effects of COVID-19; the potential effects of domestic civil unrest and the potential closure of government offices, the inability of the parties to successfully or timely consummate the Proposed Transactions or to satisfy the other conditions to the closing of the Proposed Transactions, and those factors discussed in the Proxy Statement under the heading “Risk Factors,” and other documents of the Company filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Danimer nor the Company presently know or that Danimer and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Danimer’s and the Company’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. Danimer and the Company anticipate that subsequent events and developments will cause their assessments to change. However, while Danimer and the Company may elect to update these forward-looking statements at some point in the future, Danimer and the Company specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Danimer’s or the Company’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 8.01.	Other Events.

The disclosure set forth above in Item 7.01 of this Current Report on Form 8-K is incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: December 28, 2020

LIVE OAK ACQUISITION CORP.

By:	/s/ Andrea K. Tarbox
	Name:	Andrea K. Tarbox
	Title:	Chief Financial Officer